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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2007

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                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          000-31635                                      95-4333817
   (Commission File Number)                    (IRS Employer Identification No.)

                                130 Baytech Drive
                               San Jose, CA 95134
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 522-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
          FISCAL YEAR.

     On February 2nd, 2007, Endwave Corporation, (the "Company"), pursuant to resolutions of its Board of Directors, adopted an amendment to Sections 34 and 36 of Article VII of the Company's Bylaws to expressly permit book-entry shares, pursuant to newly adopted rules of the Nasdaq Global Market. The Bylaw amendment became effective immediately upon adoption of such resolutions. A copy of the Bylaw amendment is filed herewith as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.    DESCRIPTION
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3.1            Amendment to the Bylaws of Endwave Corporation.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENDWAVE CORPORATION


Dated: February 05, 2007                    By:  /s/ Brett W. Wallace
                                                 -------------------------------
                                                 Brett W. Wallace
                                                 Executive Vice President and
                                                 Chief Financial Officer